UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: May 2, 2013

Date of earliest event reported: April 29, 2013

OFFICEMAX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-5057	82-0100960
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Shuman Blvd. Naperville, Illinois	60563
(Address of principal executive offices)	(Zip Code)

(630) 438-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

OfficeMax Incorporated (“OfficeMax”) held its annual stockholders’ meeting on April 29, 2013. At the annual meeting, OfficeMax’s stockholders (i) elected each of the persons listed below to serve as an OfficeMax director for a term that will continue until the next annual meeting of stockholders or until his or her successor has been duly elected and qualified or the director’s earlier resignation, death or removal, (ii) approved the appointment of KPMG LLP to serve as OfficeMax’s independent registered public accounting firm for 2013, (iii) adopted, on a non-binding, advisory basis, a resolution approving the compensation of OfficeMax’s named executive officers described under the heading “Executive Compensation” in OfficeMax’s proxy statement, and (iv) approved an amendment to the 2003 OfficeMax Incentive and Performance Plan to increase the number of shares of stock authorized for issuance under the plan, to make certain other changes to the plan and to re-approve the material terms of the performance goals under the plan.

OfficeMax’s independent inspector of elections reported the vote of the stockholders as follows:

Proposal 1: The election of directors.

Name	FOR	AGAINST	WITHHOLD	BROKER NON-VOTE
Warren F. Bryant	69,582,015	3,141,064	385,740	6,231,455
Joseph M. DePinto	69,593,150	3,123,730	391,939	6,231,455
Rakesh Gangwal	69,328,633	3,394,244	385,942	6,231,455
V. James Marino	69,589,634	3,133,400	385,785	6,231,455
William J. Montgoris	69,598,582	3,118,906	391,331	6,231,455
Francesca Ruiz de Luzuriaga	69,414,919	3,308,329	385,571	6,231,455
Ravichandra K. Saligram	69,472,400	3,134,667	501,752	6,231,455
David M. Szymanski	69,544,021	3,178,619	386,179	6,231,455

Proposal 2: The appointment of KPMG LLP as OfficeMax’s independent registered public accounting firm for 2013.

FOR	AGAINST	ABSTAIN
78,112,103	993,043	235,128

Proposal 3: The adoption, on a non-binding, advisory basis, of a resolution approving the compensation of OfficeMax’s named executive officers described under the heading “Executive Compensation” in OfficeMax’s proxy statement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
70,708,119	1,924,776	475,924	6,231,455

Proposal 4: The approval of an amendment to the 2003 OfficeMax Incentive and Performance Plan to increase the number of shares of stock authorized for issuance under the plan, to make certain other changes to the plan and to re-approve the material terms of the performance goals under the plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
56,720,758	15,913,310	474,751	6,231,455

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2013

OFFICEMAX INCORPORATED

By:	/s/ Matthew R. Broad
Matthew R. Broad
Executive Vice President and General Counsel